UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 19, 2020

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, effective May 19, 2020, Hornbeck Offshore Services, Inc. (“Hornbeck”) and certain of its subsidiaries (together with Hornbeck, collectively, the “Company” or the “Debtors”) sought voluntary relief under chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) and filed a proposed joint prepackaged plan of reorganization (the “Plan”).

On June 19, 2020, the Bankruptcy Court entered an order, Docket No. 221 (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur after all conditions precedent to the Plan have been satisfied, including applicable domestic and foreign government antitrust clearances. Although we are targeting occurrence of the Effective Date as soon as reasonably practicable, we can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Pursuant to the Plan, the Company’s common stock, $0.01 par value per share, outstanding immediately prior to the Effective Date will be canceled and of no further force or effect from and after the Effective Date. As of May 31, 2020, the Company had 39,614,374 shares of such common stock outstanding.

The organizational documents of the reorganized Company will become effective on the Effective Date, and will authorize the reorganized Company to issue shares of new common stock, $0.00001 par value per share (the “New Equity”), pursuant to the Plan, in the amounts, and on the terms, set forth in the Plan.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibit 2.1, and incorporated by reference herein. Any capitalized terms not defined in this Current Report on Form 8-K have the meanings assigned to them in the Plan.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Debtors:

•

Each Holder of an Allowed ABL Claim received upon entry of the Interim DIP Order: (i) payment in full in Cash of such Holder’s Allowed ABL Claim, other than any portion thereof on account of the ABL Redemption Fee; and (ii) with respect to any portion of such Holder’s Allowed ABL Claim on account of the ABL Redemption Fee, its Pro Rata share (determined as a percentage of all Allowed ABL Claims on account of the ABL Redemption Fee) of the DIP Redemption Fee.

•

Each Holder of an Allowed First Lien Claim under the Company’s First Lien Term Loan Agreement shall receive: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed First Lien Claims excluding any portion of such Allowed First Lien Claims on account of the First Lien Redemption Fee) of (y) subject to the U.S. Citizen Determination Procedures, 24.6% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants) and (z) the First Lien Subscription Rights; (ii) if such Holder is a Non-Eligible Holder, a Cash payment equivalent to the Holder’s recovery under clause (i) if such Holder had been deemed an Eligible Holder; (iii) its Pro Rata share (determined as a percentage of all Allowed First Lien Claims excluding any portion of such Allowed First Lien Claims on account of the First Lien Redemption Fee) of the Exit Second Lien Facility; and (iv) with respect to any portion of such Holder’s Allowed First Lien Claim on account of the First Lien Redemption Fee, its Pro Rata share (determined as a percentage of all Allowed First Lien Claims on account of the First Lien Redemption Fee) of the Specified 2L Exit Fee.

•

Each Holder of an Allowed Second Lien Claim under the Company’s Second Lien Term Loan Agreement shall receive: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed Second Lien Claims) of (x) subject to the U.S. Citizen Determination Procedures, 5.1% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants), (y) 15.0% of the New Creditor Warrants and (z) the Second Lien Subscription Rights; and (ii) if such Holder is a Non-Eligible Holder, a Cash payment equal to 6.1% of such Holder’s Allowed Second Lien Claim.

•

Each Holder of an Allowed 2020 Notes Claim under the 2020 Indenture or of an Allowed 2021 Notes Claim under the 2021 Indenture shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for each 2020 Notes Claim or 2021 Notes Claim, respectively: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed 2020 Notes Claims and Allowed 2021 Notes Claims, collectively, the “Allowed Unsecured Notes Claims”) of (x) subject to the U.S. Citizen Determination Procedures, 0.3% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants), (y) 85.0% of the New Creditor Warrants and (z) the Noteholder Subscription Rights; and (ii) if such Holder is a Non-Eligible Holder, a Cash payment equal to 0.5% of such Holder’s Allowed Unsecured Notes Claim.

•

Each Holder of an Allowed General Unsecured Claim shall receive, at the option of the applicable Debtor(s) with the consent of the Required Consenting Creditors, either: (i) Reinstatement of such Allowed General Unsecured Claim and satisfaction thereof in full in the ordinary course of business in accordance with the terms and conditions of the particular transaction giving rise to such Allowed General Unsecured Claim; or (ii) such other treatment rendering its Allowed General Unsecured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

•

Except to the extent otherwise provided in the Restructuring Steps Memorandum, each Allowed Intercompany Claim shall, at the option of the applicable Debtors (or Reorganized Debtors, as applicable), either on or after the Effective Date, be: (i) Reinstated; or (ii) cancelled and shall receive no distribution on account of such Claims and may be compromised, extinguished, or settled in each case, on or after the Effective Date.

•	All equity interests in Hornbeck will be cancelled, released, and extinguished, and will be of no further force or effect.

•

Except to the extent otherwise provided in the Restructuring Steps Memorandum, on the Effective Date, Intercompany Interests shall, at the option of the Debtors, with the consent of the Required Consenting Creditors, either be: i) Reinstated or ii) discharged, cancelled, released, and extinguished and of no further force or effect without any distribution on account of such Interests.

•

Section 510(b) Claims will be cancelled, released, discharged, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Section 510(b) Claims will not receive any distribution on account of such Section 510(b) Claims.

•

Each Holder of an Allowed Other Secured Claim shall receive, at the option of the applicable Debtor(s) with the consent of the Required Consenting Creditors, either: (i) payment in full in Cash; (ii) delivery of collateral securing any such Claim and payment of any interest required under section 506(b) of the Bankruptcy Code; (iii) Reinstatement of such Allowed Other Secured Claim; or (iv) such other treatment rendering its Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

•

Each Holder of an Allowed Other Priority Claim shall receive, at the option of the applicable Debtor(s), either: (i) payment in full in Cash; or (ii) such other treatment rendering its Allowed Other Priority Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

•

Notwithstanding the foregoing, with respect to subpart (i) in each of the second, third and fourth bullet points above, the New Equity issuable to each Eligible Holder of Allowed First Lien Claims, Allowed Second Lien Claims or Allowed Unsecured Notes Claims, as applicable, including on account of the exercise of First Lien Subscription Rights, Second Lien Subscription Rights or Noteholder Subscription Rights, as applicable, shall be in the form of (x) New Equity to the extent permitted under the Jones Act Restriction and (y) New Jones Act Warrants to the extent that New Equity cannot be issued to such Eligible Holder because it is a Non-U.S. Citizen and the pro rata share of New Equity to be delivered to it under all sections of this Plan (including pursuant to the Equity Rights Offering and the Backstop Commitment Agreement), when added to the New Equity being issued under this Plan (including pursuant to the Equity Rights Offering and the Backstop Commitment Agreement) to other Non-U.S. Citizens as of the Effective Date, would exceed the Jones Act Restriction.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 20, 2019, filed with the SEC on November 12, 2019.

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in the Plan.

Rights Offering

The Company has received subscriptions pursuant to a rights offering with respect to shares of New Equity, including under the Backstop Commitment Agreement. It is contemplated that the rights offering of $100 million will be closed on the Effective Date.

Exit Financing

The Plan provides for a post-Effective Date first-lien senior secured term loan credit facility and a second-lien senior secured term loan credit facility, subject to certain customary conditions, and on the terms set forth in the Exit First Lien Facility Term Sheet and the Exit Second Lien Facility Term Sheet, attached as Exhibit C and Exhibit D, respectively to the disclosure statement for the Plan (the “Disclosure Statement”). A copy of the Disclosure Statement is available at https://cases.stretto.com/hornbeck/court-docket/plan-solicitation/.

Management Incentive Plan

The reorganized Company will reserve exclusively for executives, senior management, certain consultants and advisors (excluding directors) of the Company (such reserve, the “MIP Pool”) a pool of shares of New Equity representing no less than 11% of New Equity, determined on a fully diluted and fully distributed basis (i.e., assuming consummation of the rights offering, conversion of all outstanding convertible securities, exercise of all warrants and full distribution of the MIP Pool) as of the Effective Date. The Company will grant 60% of the MIP Pool on the Effective Date (the “Emergence Grants”) and, subject to any deviation by the compensation committee of the board of directors, 50% of the Emergence Grants will be in the form of time-vesting restricted stock units and the remaining 50% of the Emergence Grants will consist of three tranches of stock options to purchase a share of New Equity.

The Remaining MIP Pool (as defined below) will be granted, on terms and conditions, and at such times, as are determined by the board of directors of the Company in its discretion following the Effective Date. For this purpose, the “Remaining MIP Pool” means the portion of the MIP Pool that has not previously been granted and all shares of New Equity subject to Emergence Grants or subsequent grants that have been forfeited or cancelled for no value before vesting. Shares withheld to satisfy exercise price and/or taxes incurred upon exercise/settlement will not be recycled into the Remaining MIP Pool.

Forward-Looking Statements

This communication contains forward-looking statements, including, in particular, statements about the term and the provisions of the Plan and the intended consummation of the Plan. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

These forward-looking statements relate, in part, to (i) the Company’s ability to obtain approval with respect to motions in the Chapter 11 Cases and the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (ii) the length of time the debtors will operate under the Chapter 11 Cases; (iii) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the debtors’ ability to develop and consummate the Plan or other plan of reorganization; (iv) the potential adverse effects of the Chapter 11 Cases on the debtors’ liquidity, results of operations or business prospects; (v) the ability to execute the Company’s business and restructuring plan; (vi) increased legal and advisor costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed Quarterly Reports on Form 10-Q. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Order of the Bankruptcy Court, dated June  19, 2020, confirming Hornbeck’s Joint Prepackaged Plan of Reorganization under the Bankruptcy Code, together with such Joint Prepackaged Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: June 25, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer